Exhibit 99.2
WEBMD HEALTH CORP.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data, unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2010	2009	2010	2009
Revenue	$135,305	$111,568	$366,042	$300,463
Cost of operations	47,610	41,965	135,972	117,759
Sales and marketing	28,957	26,265	86,789	80,623
General and administrative	22,964	21,967	62,350	65,818
Depreciation and amortization	6,935	7,134	20,268	21,193
Interest income	21	1,840	3,850	6,060
Interest expense	1,797	5,541	10,106	17,858
(Loss) gain on convertible notes	(2,232)	—	(16,970)	10,120
Loss on investments	131	—	22,977	—
Other income (expense), net	107	(123)	(92)	(944)

Income from continuing operations before income tax provision (benefit)	24,807	10,413	14,368	12,448
Income tax provision (benefit)	10,193	5,389	(4,140)	4,922

Consolidated income from continuing operations	14,614	5,024	18,508	7,526
Consolidated (loss) income from discontinued operations, net of tax	(1,024)	27,462	(1,024)	14,695

Consolidated net income inclusive of noncontrolling interest	13,590	32,486	17,484	22,221
Income attributable to noncontrolling interest	—	(2,184)	—	(3,181)

Net income attributable to Company stockholders	$13,590	$30,302	$17,484	$19,040

Amounts attributable to Company stockholders:
Income from continuing operations	$14,614	$2,872	$18,508	$3,381
(Loss) income from discontinued operations	(1,024)	27,430	(1,024)	15,659

Net income attributable to Company stockholders	$13,590	$30,302	$17,484	$19,040

Basic income (loss) per common share:
Income from continuing operations	$0.25	$0.06	$0.33	$0.07
(Loss) income from discontinued operations	(0.02)	0.59	(0.01)	0.34

Net income attributable to Company stockholders	$0.23	$0.65	$0.32	$0.41

Diluted income (loss) per common share:
Income from continuing operations	$0.24	$0.05	$0.31	$0.06
(Loss) income from discontinued operations	(0.02)	0.56	(0.02)	0.33

Net income attributable to Company stockholders	$0.22	$0.61	$0.29	$0.39

Weighted-average shares outstanding used in computing income (loss) per common share:
Basic	58,095	46,096	54,602	45,637

Diluted	61,435	48,609	58,660	47,167

WEBMD HEALTH CORP.
CONSOLIDATED SUPPLEMENTAL FINANCIAL INFORMATION
(In thousands, unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2010	2009	2010	2009
Revenue
Public portal advertising and sponsorship	$113,078	$89,414	$299,927	$232,695
Private portal services	22,227	22,154	66,115	67,768

	$135,305	$111,568	$366,042	$300,463

Earnings before interest, taxes, non-cash and other items (“Adjusted EBITDA”) (a)	$44,578	$30,564	$104,536	$65,846

Interest, taxes, non-cash and other items (b)
Interest income	21	1,840	3,850	6,060
Interest expense	(1,797)	(5,541)	(10,106)	(17,858)
Income tax (provision) benefit	(10,193)	(5,389)	4,140	(4,922)
Depreciation and amortization	(6,935)	(7,134)	(20,268)	(21,193)
Non-cash stock-based compensation	(8,804)	(9,217)	(23,605)	(27,783)
Non-cash advertising	—	—	—	(1,753)
(Loss) gain on convertible notes	(2,232)	—	(16,970)	10,120
Loss on investments	(131)	—	(22,977)	—
Other income (expense), net	107	(99)	(92)	(991)

Consolidated income from continuing operations	14,614	5,024	18,508	7,526
Consolidated (loss) income from discontinued operations, net of tax	(1,024)	27,462	(1,024)	14,695

Consolidated net income inclusive of noncontrolling interest	13,590	32,486	17,484	22,221
Income attributable to noncontrolling interest	—	(2,184)	—	(3,181)

Net income attributable to Company stockholders	$13,590	$30,302	$17,484	$19,040

(a)	See Annex A-Explanation of Non-GAAP Financial Measures.

(b)	Reconciliation of Adjusted EBITDA to consolidated income from continuing operations.

WEBMD HEALTH CORP.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, unaudited)

	September 30, 2010	December 31, 2009
Assets
Cash and cash equivalents	$352,199	$459,766
Accounts receivable, net	120,361	118,155
Prepaid expenses and other current assets	17,055	11,419
Investments	—	9,932
Deferred tax assets	27,346	—

Total current assets	516,961	599,272

Investments	—	338,446
Property and equipment, net	62,221	52,194
Goodwill	202,104	202,104
Intangible assets, net	23,388	26,020
Deferred tax assets	78,631	50,789
Other assets	17,407	19,723

Total Assets	$900,712	$1,288,548

Liabilities and Equity
Accrued expenses	$63,832	$63,721
Deferred revenue	101,887	98,474
1.75% convertible notes	—	264,583
Deferred tax liabilities	—	12,955
Liabilities of discontinued operations	20,574	34,197

Total current liabilities	186,293	473,930

3⅛% convertible notes, net of discount of $5,693 at September 30, 2010 and $22,641 at December 31, 2009	79,634	227,659
Other long-term liabilities	24,263	22,191

Stockholders’ equity	610,522	564,768

Total Liabilities and Equity	$900,712	$1,288,548

WEBMD HEALTH CORP.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands, unaudited)

	Nine Months Ended
	September 30,
	2010	2009
Cash flows from operating activities:
Consolidated net income inclusive of noncontrolling interest	$17,484	$22,221
Adjustments to reconcile consolidated net income inclusive of noncontrolling interest to net cash provided by operating activities:
Consolidated loss (income) from discontinued operations, net of tax	1,024	(14,695)
Depreciation and amortization	20,268	21,193
Non-cash interest, net	4,862	7,737
Non-cash advertising	—	1,753
Non-cash stock-based compensation	23,605	27,783
Deferred income taxes	(17,260)	7,563
Loss (gain) on convertible notes	16,970	(10,120)
Loss on investments	22,977	—
Changes in operating assets and liabilities:
Accounts receivable	(2,206)	6,010
Prepaid expenses and other, net	(3,006)	(8,394)
Accrued expenses and other long-term liabilities	1,695	(7,740)
Deferred revenue	3,413	4,248

Net cash provided by continuing operations	89,826	57,559
Net cash (used in) provided by discontinued operations	(17,082)	9,273

Net cash provided by operating activities	72,744	66,832

Cash flows from investing activities:
Proceeds from sales of available-for-sale securities	362,259	2,200
Purchases of property and equipment	(20,329)	(14,248)
Finalization of sale price of discontinued operations	(1,430)	2,840

Net cash provided by (used in) continuing operations	340,500	(9,208)
Net cash used in discontinued operations	—	(3,315)

Net cash provided by (used in) investing activities	340,500	(12,523)

Cash flows from financing activities:
Proceeds from exercise of stock options	57,168	30,004
Cash used for withholding taxes due on stock-based awards	(76,559)	(1,234)
Repurchases of convertible notes	(94,475)	(123,857)
Purchase of treasury stock under repurchase program	(14,914)	—
Payment for shares tendered in 2009, delivered in 2010	(6,818)	—
Purchase of treasury stock in tender offers	(399,216)	—
Excess tax benefit on stock-based awards	14,003	63

Net cash used in financing activities	(520,811)	(95,024)
Effect of exchange rates on cash	—	420

Net decrease in cash and cash equivalents	(107,567)	(40,295)
Cash and cash equivalents at beginning of period	459,766	629,848

Cash and cash equivalents at end of period	$352,199	$589,553

WEBMD HEALTH CORP.
CONSOLIDATED NET INCOME ATTRIBUTABLE TO COMPANY STOCKHOLDERS
(In thousands, except per share data, unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2010	2009	2010	2009
Numerator:
Income from continuing operations	$14,614	$2,872	$18,508	$3,381
Effect of participating non-vested restricted stock	(152)	(31)	(222)	(37)

Income from continuing operations — Basic	14,462	2,841	18,286	3,344
Effect of dilutive securities of subsidiary	—	(188)	—	(285)

Income from continuing operations — Diluted	$14,462	$2,653	$18,286	$3,059

(Loss) income from discontinued operations	$(1,024)	$27,430	$(1,024)	$15,659
Effect of participating non-vested restricted stock	12	(293)	12	(171)

(Loss) income from discontinued operations —Basic	(1,012)	27,137	(1,012)	15,488
Effect of dilutive securities of subsidiary	—	(3)	—	53

(Loss) income from discontinued operations —Diluted	$(1,012)	$27,134	$(1,012)	$15,541

Denominator:
Weighted-average shares — Basic	58,095	46,096	54,602	45,637
Employee stock options and restricted stock	3,340	2,513	4,058	1,530

Adjusted weighted-average shares after assumed conversionss — Diluted	61,435	48,609	58,660	47,167

Basic income (loss) per common share:
Income from continuing operations	$0.25	$0.06	$0.33	$0.07
(Loss) income from discontinued operations	(0.02)	0.59	(0.01)	0.34

Net income attributable to Company stockholders	$0.23	$0.65	$0.32	$0.41

Diluted income (loss) per common share:
Income from continuing operations	$0.24	$0.05	$0.31	$0.06
(Loss) income from discontinued operations	(0.02)	0.56	(0.02)	0.33

Net income attributable to Company stockholders	$0.22	$0.61	$0.29	$0.39